Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL

OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of GateHouse Media, Inc. (the “Company”) for the quarterly period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Michael Reed, as Chief Executive Officer of the Company, and Mark Thompson, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael E. Reed
Name: Michael E. Reed Title: Chief Executive Officer Date: November 15, 2006

/s/ Mark R. Thompson

Name: Mark R. Thompson Title: Chief Financial Officer Date: November 15, 2006